UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 17, 2022 (the “Approval Date”), the Board of Directors (the “Board”) of Continental Resources, Inc. (the “Company”) approved the appointment of Robert D. (“Doug”) Lawler to serve as the Company’s President, transitioning the role from William B. Berry, who will continue to serve as the Company’s Chief Executive Officer. In this new role, Mr. Lawler will continue to report to Mr. Berry, with the title of President and Chief Operating Officer.

Mr. Lawler, 56 has served as our Chief Operating Officer and Executive Vice President since joining the Company in February of 2022. Prior to joining the Company, he served most recently as the President and Chief Executive Officer of Chesapeake Energy Corporation from June 2013 to April 2021. Chesapeake voluntarily filed for Chapter 11 bankruptcy protection in June of 2020 and emerged from bankruptcy in February of 2021. Mr. Lawler has served as a director of Pilot Travel Centers LLC (dba Pilot/Flying J) since 2016. Mr. Lawler holds a degree in petroleum engineering from the Colorado School of Mines and an M.B.A. from Rice University. There was no arrangement or understanding between Mr. Lawler and any other person(s) pursuant to which he was selected to be President and Chief Operating Officer of the Company, and Mr. Lawler does not have any family relationships with any of the Company’s executive officers or directors. Mr. Lawler is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

In connection with Mr. Lawler’s appointment as President and Chief Operating Officer, the Compensation Committee of the Board (the “Committee”) determined that effective August 1, 2022, Mr. Lawler’s annual base salary will be $715,000. His annual bonus target remains unchanged at 100% of his annual base earnings. His annual restricted stock award will have a target value of $3,950,000, vesting at the end of the third year after the grant. On the Approval Date, the Committee also awarded Mr. Lawler an aggregate of 17,238 restricted shares, vesting in increments of 2,117, 5,746 and 9,375 shares on February 15, 2023, 2024 and 2025, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)
Dated: August 19, 2022
	By:	/s/ John D. Hart
John D. Hart
Chief Financial Officer and Executive Vice President of Strategic Planning